                                                                    Exhibit 10.3


CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.










                       TRANSCRIPTION PROFILING TECHNOLOGY

                          ACCESS AND LICENSE AGREEMENT

                                 By and Between

                       American Home Products Corporation

                                      and

                        Millennium Pharmaceuticals, Inc.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                               TABLE OF CONTENTS


                                                                                  Page
                                                                                  ----

Introduction ................................................................     1

Article I - Definitions .....................................................     1

  Section 1.1.    Additional MTPT ...........................................     1
  Section 1.2.    Affiliate .................................................     1
  Section 1.3.    AHP Central Focus Area ....................................     2
  Section 1.4.    AHP Chemical Library ......................................     2
  Section 1.5.    AHP Chemical Library Patent Right .........................     2
  Section 1.6.    AHP Product ...............................................     2
  Section 1.7.    AHP Secondary Focus Area ..................................     3
  Section 1.8.    Automated DNA Sequencing Technology .......................     3
  Section 1.9.    Breaching Party ...........................................     3
  Section 1.10.   Chemical Lead .............................................     3
  Section 1.11.   Chemical Similarity Search ................................     3
  Section 1.12.   Chemical Structures .......................................     3
  Section 1.13.   CNS .......................................................     4
  Section 1.14.   CNS Agreement .............................................     4
  Section 1.15.   Compound ..................................................     4
  Section 1.16.   Confidential Information ..................................     4
  Section 1.17.   Consideration .............................................     4
  Section 1.18.   Delivered Agreements ......................................     4
  Section 1.19.   Designated Compound .......................................     4
  Section 1.20.   Distribution ..............................................     5
  Section 1.21.   Exclusion .................................................     5
  Section 1.22.   Executive Officer .........................................     5
  Section 1.23.   IND-Track Candidate .......................................     5
  Section 1.24.   Indemnified Party .........................................     5
  Section 1.25.   Indemnifying Party ........................................     5
  Section 1.26.   Initial Analog ............................................     5
  Section 1.27.   Invalidity Claim ..........................................     5
  Section 1.28.   Know-How ..................................................     5
  Section 1.29.   Legal Exclusivity .........................................     5
  Section 1.30.   Management Committee(s) ...................................     6
  Section 1.31.   Major Market Country ......................................     6
  Section 1.32.   Marketing Collaboration ...................................     6
  Section 1.33.   Marketing Exclusivity .....................................     6
  Section 1.34.   Millennium Product ........................................     6
  Section 1.35.   Millennium **** Technology ................................     6
  Section 1.36.   MTPT ......................................................     6
  Section 1.37.   MTPT Patent Rights and Copyrights .........................     7
  Section 1.38.   MTPT Software .............................................     7


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
  Section 1.39.   Named Biological Results ..................................     7
  Section 1.40.   Net Sales .................................................     7
  Section 1.41.   Non-Breaching Party .......................................     9
  Section 1.42.   Other Indications .........................................     9
  Section 1.43.   Paid Party ................................................     9
  Section 1.44.   Party .....................................................     9
  Section 1.45.   Patent Right(s) ...........................................     9
  Section 1.46.   Primary Screen Results ....................................     9
  Section 1.47.   Product ...................................................    10
  Section 1.48.   Records ...................................................    10
  Section 1.49.   Request ...................................................    10
  Section 1.50.   Requested Support Materials ...............................    10
  Section 1.51.   Requested MTPT ............................................    10
  Section 1.52.   Requisite Majority ........................................    10
  Section 1.53.   Responsible Party .........................................    10
  Section 1.54.   Sample ....................................................    10
  Section 1.55.   Screen ....................................................    10
  Section 1.56.   Selected Analog ...........................................    10
  Section 1.57.   Selling Party .............................................    10
  Section 1.58.   Steering Committee ........................................    10
  Section 1.59.   Sublicensee ...............................................    10
  Section 1.60.   Substantive Improvement ...................................    10
  Section 1.61.   Substantive Improvement Consideration .....................    11
  Section 1.62.   Successful Transfer .......................................    11
  Section 1.63.   Territory .................................................    11
  Section 1.64.   Total Deliveries ..........................................    11
  Section 1.65.   Transferred Technology Consideration ......................    11
  Section 1.66.   TPT JMT ...................................................    11
  Section 1.67.   Transcription Profiling Technology                             11
  Section 1.68.   Type A Diseases ...........................................    11
  Section 1.69.   Type B Diseases ...........................................    11
  Section 1.70.   Unsuccessful Transfer .....................................    11
  Section 1.71.   Up-Front Access Consideration .............................    11
  Section 1.72.   Valid Claims ..............................................    11
  Section 1.73.   Wholly-Owned Subsidiary ...................................    11

Article II - MTPT Access and Transfer .......................................    12

  Section 2.1.    Technology Disclosure and Update ..........................    12
  Section 2.2.    Request for MTPT ..........................................    12
  Section 2.3.    Transfer Diligence ........................................    12
  Section 2.4.    Successful Transfer .......................................    13
  Section 2.5.    Automated DNA Sequencing Technology .......................    14
  Section 2.6     Termination of Transfer Diligence .........................    14
  Section 2.7     MTPT Upgrades .............................................    14
  Section 2.8     Support ...................................................    15
  Section 2.9     Termination of Transfer Obligations .......................    15


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
Article III - Access to the AHP Chemical Library ............................    15

  Section 3.1     Definitions ...............................................    15
  Section 3.2     Remuneration for MTPT Transfer ............................    16
  Section 3.3     Requested Support Materials ...............................    17
  Section 3.4     Termination of Obligation to Deliver
                  Requested Support Materials ...............................    18
  Section 3.5     Destruction of Screens and Support
                  Materials .................................................    18

Article IV - Management .....................................................    19

  Section 4.1     The TPT JMT ...............................................    19
  Section 4.2     The Steering Committee ....................................    19
  Section 4.3     Management Committee Decisions ............................    19

Article V - Confidentiality .................................................    20

  Section 5.1     Confidential Information ..................................    20
  Section 5.2     Employee Obligations ......................................    21
  Section 5.3     Term ......................................................    21

Article VI - Grant of Rights to AHP .........................................    21

  Section 6.1     License Regarding Research and
                  Development of AHP Products................................    21
  Section 6.2     License Regarding Sale of AHP Products ....................    22
  Section 6.3     Covenant Not to Sue .......................................    22
  Section 6.4     Core Field ................................................    22
  Section 6.5     Software Licenses .........................................    22
  Section 6.6     Third Party Rights ........................................    23

Article VII - Grant of Rights to Millennium .................................    23

  Section 7.1     Research and Development of Millennium
                  Products ..................................................    23
  Section 7.2     Exclusive License Regarding Sale of
                  Millennium Products .......................................    23
  Section 7.3     Covenant Not to Sue .......................................    24
  Section 7.4     Exclusions ................................................    24
  Section 7.5     Restrictions ..............................................    25
  Section 7.6     Other Indications .........................................    25
  Section 7.7     AHP's Right of First Refusal with Respect
                  to Secondary Focus Area Collaborations ....................    25
  Section 7.8     Millennium's Right to Utilize Screening
                  Services ..................................................    26

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
Article VIII - Patent Ownership, Protection and Related
                Matters .....................................................    27

  Section 8.1     Patent Ownership ..........................................    27
  Section 8.2     Third Party Infringement ..................................    27
  Section 8.3     Notice of Certification ...................................    28
  Section 8.4     Claimed Infringement; Claimed Invalidity ..................    28

Article IX - Royalties ......................................................    29

  Section 9.1     Royalty Rates .............................................    29
  Section 9.2     Length of Royalty Payments ................................    30
  Section 9.3     Royalties Payable Only Once ...............................    30
  Section 9.4     Royalty Reports ...........................................    30
  Section 9.5     Delivery of Royalty .......................................    31
  Section 9.6     Records and Audits ........................................    31
  Section 9.7     Currency of Payments ......................................    31
  Section 9.8     Tax Withholding ...........................................    31

Article X - Term and Termination ............................................    32

  Section 10.1    Term ......................................................    32
  Section 10.2    Termination For Material Breach ...........................    32
  Section 10.3    Rights Upon Termination for Material
                  Breach ....................................................    32
  Section 10.4    Residual Rights ...........................................    33

Article XI - Product Liability Indemnification ..............................    34

Article XII - Governing Law .................................................    34

Article XIII - Assignment ...................................................    35

Article XIV - Amendments ....................................................    35

Article XV - Notices ........................................................    35

Article XVI - Force Majeure .................................................    36

Article XVII - Representations and Warranties ...............................    37

  Section 17.1    Representation of Authority ...............................    37
  Section 17.2    Outstanding Agreements ....................................    37
  Section 17.3    Consents ..................................................    37
  Section 17.4    No Conflict ...............................................    37
  Section 17.5    Section 365(n) of the Bankruptcy Code .....................    37


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
  Section 17.6    Knowledge of Pending or Threatened Litigation .............    38
  Section 17.7    Employee Obligations ......................................    38
  Section 17.8    Full Disclosure ...........................................    38
  Section 17.9    Compliance with Applicable Laws and Regulations ...........    38
  Section 17.10   Export Controls ...........................................    39
  Section 17.11   No Warranties .............................................    39

Article XVIII - Public Announcements ........................................    39

Article XVIX - Additional Agreements ........................................    40

  Section 19.1    Independent Contractors ...................................    40
  Section 19.2    Consents Not Unreasonably Withheld ........................    40
  Section 19.3    No Strict Construction ....................................    40
  Section 19.4    Headings ..................................................    40
  Section 19.5    Severance of Clauses ......................................    40
  Section 19.6    No Waiver .................................................    40
  Section 19.7    Coordination With Bioinformatics Access
                  and License Agreement .....................................    40
  Section 19.8    Counterparts ..............................................    41

Appendix I   -  AHP Central Focus Area ......................................    43

Appendix II  -  Type A Diseases .............................................    46

Appendix III -  Type B Diseases .............................................    47

Appendix IV  -  Examples of Other Indications ...............................    48

Appendix V   -  Outstanding Agreements ......................................    49

Appendix VI  -  Contact Person(s) ...........................................    50


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CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.



                       TRANSCRIPTION PROFILING TECHNOLOGY

                          ACCESS AND LICENSE AGREEMENT

        This Agreement is effective as of the first day of August, 1996 (the "Effective Date"), by and between Millennium Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 640 Memorial Drive, Cambridge, Massachusetts 02139-4815 ("Millennium"), and American Home Products Corporation a corporation organized and existing under the laws of the State of Delaware, acting through its Wyeth-Ayerst Research Division, and having its principal place of business at 555 East Lancaster Pike, St. Davids, Pennsylvania 19087 ("AHP").


                                  Introduction

        1. Millennium possesses and is developing certain technology for comparing transcription of genes.

        2. AHP possesses a chemical library containing compounds that may be useful in the identification of pharmaceutical products.

        3. AHP may wish to access the above-described technology of Millennium in exchange for access to AHP's chemical libraries, and each of the Parties wishes to set forth the terms and conditions of any such exchange, including royalties payable by either Party upon the successful commercialization of any products resulting from such exchange.

        NOW, THEREFORE, Millennium and AHP agree as follows:


                                   Article I

                                  Definitions

        When used in this Agreement, each of the following terms shall have the meanings set forth in this Article I:

        Section 1.1. "Additional MTPT" means MTPT other than Millennium
**************.

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
        Section 1.2. "Affiliate" means any corporation, company partnership, joint venture and/or firm which controls, is controlled by or is under common control with a Party. For purposes of this Section 1.2, "control" shall mean,
(a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities, provided, however that the foregoing shall not include any entity with respect to which there is a contractual restriction on the right to elect a majority of the directors.

        Section 1.3. "AHP Central Focus Area" means the diseases listed on Appendix I hereto.

        Section 1.4. "AHP Chemical Library" means the collection of Compounds contained in the proprietary chemical database of Wyeth-Ayerst Research Laboratories (or any successor, Affiliate or division of AHP to which ownership of such database is transferred, but otherwise excluding any proprietary chemical database of such successors, Affiliates or divisions) whether now existing or developed or acquired at any time during the term of this Agreement.

        Section 1.5. "AHP Chemical Library Patent Right" means, with respect to any Compound in the AHP Chemical Library, a Patent Right that covers the making, using or selling of the Compound and that is owned or controlled by AHP and as to which AHP has the right to grant licenses without violating the terms of any agreement with a third party.

        Section 1.6. "AHP Product" means any therapeutic or prophylactic product which is sold by AHP or its Affiliates or Sublicensees for use as a human pharmaceutical wherein the potential utility of the active Compound in the product as a pharmaceutical agent was identified directly or indirectly through the use of MTPT. Such uses of MTPT may include but are not limited to:


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          (i)    the use of MTPT to identify the relevance a biological molecule or biochemical pathway has to a disease state and the use of such information to identify the potential therapeutic or prophylactic relevance of the Compound to that disease state;

         (ii) the use of MTPT to identify a Compound as active in a disease relevant model; and

        (iii) the use of MTPT to identify an analogue to a Compound (previously known or believed to be active in a disease) as being of potentially greater activity and/or specificity than the base Compound.

        Section 1.7. "AHP Secondary Focus Area" means the diseases listed on Appendix II and Appendix III hereto.

        Section 1.8. "Automated DNA Sequencing Technology" means automated systems, including supporting software and informatics technology, for conducting high-throughput DNA sequencing.

        Section 1.9. "Breaching Party" means such term as defined in Section
10.2.

        Section 1.10.  "Chemical Lead" means a Compound which has
***************************************************** against a biomolecular target or assay which, based on scientifically appropriate
********************************, has been implicated as relevant to the initiation and/or progression of a disease.

        Section 1.11. "Chemical Similarity Search" means the identification (as provided herein) by AHP of the Chemical Structures of ******************** which are analogs (the "Initial Analogs") of a Compound designated by Millennium, having Chemical Structures which are related to but distinct from such designated Compound, followed by the selection of up to ******** such Initial Analogs by Millennium (the "Selected Analogs") and the delivery to Millennium by AHP of a Sample (as defined in Section 3.3) of each Selected Analog if available. If such Selected Analog is not available, AHP shall (i) identify the location of such Selected Analog in a Screen previously delivered to Millennium hereunder, or (ii) if such unavailable Selected Analog was not previously delivered, provide a replacement Sample of a Compound chosen by Millennium from the remaining Initial Analogs in order to provide the full complement of ******** Samples). The ********** Initial Analogs shall be identified by AHP using computational software,


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including for example, SIMPROB and CLASSPIK, but shall not include Compounds that AHP designates as Exclusions pursuant to Section 7.4. Millennium shall use the Chemical Structures of the ***** **** Initial Analogs solely for the purpose of choosing the **** *** Selected Analogs, and Millennium shall not attempt to create any type of database on the Chemical Structures of the remaining ** Initial Analogs.

        Section 1.12. "Chemical Structures" means a description of the chemical composition of a Compound, requested by and delivered to Millennium pursuant to AHP's obligations under Article III. The Chemical Structure delivered by AHP with respect to any Compound shall be that which AHP believes in good faith to have been the structure when such Compound was initially made and registered in the proprietary chemical database of Wyeth-Ayerst Research Laboratories as corrected or updated pursuant to Section 3.3. Chemical Structure includes the stereochemical structure of a Compound, if known to AHP, but does not include information on the three dimensional structure or physical properties of the Compound, nor on the synthetic route(s) by which the Compound was made.

        Section 1.13. "CNS" means the human central nervous system.

        Section 1.14. "CNS Agreement" shall mean the CNS Research, Collaboration and License Agreement between the Parties hereto that became effective on even date herewith.

        Section 1.15. "Compound" means at least one substance including compositions or other mixtures containing two or more such substances.

        Section 1.16. "Confidential Information" means all materials, Know-How or other information, including, without limitation, MTPT, the AHP Chemical Library and proprietary information and materials (whether or not patentable or copyrightable) regarding a Party's technology, products, business information or objectives, which is designated as confidential in writing by the disclosing Party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such information is disclosed by the disclosing Party to the other Party. Notwithstanding the foregoing, materials, Know-How or other information which is orally, electronically or visually disclosed by a Party, or is disclosed in writing without an appropriate letter, stamp or legend, shall constitute Confidential Information if the disclosing Party, within thirty (30) days after such disclosure, delivers to the other Party a written document or


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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


documents describing the materials, Know-How or other information and referencing the place and date of such oral, visual, electronic or written disclosure and the names of the persons to whom such disclosure was made, provided, however, that any technical information disclosed at a meeting of the TPT JMT or the Steering Committee shall constitute Confidential Information unless otherwise specified.

        Section 1.17. "Consideration" means such term as defined in Section 3.1(f).

        Section 1.18. "Delivered Agreements" means such term as defined in
Section 17.1.

        Section 1.19. "Designated Compound" means such term as defined in
Section 3.5.

        Section 1.20. "Distributor" means such term as defined in Section
7.5(b).

        Section 1.21. "Exclusion" means such term as defined in Section 7.4.

        Section 1.22. "Executive Officer" means such term as defined in Section 4.3(b).

        Section 1.23. "IND-Track Candidate" means a Compound (i) which
***********************************************************
************************* which, based on scientifically appropriate ********************************, has been implicated as relevant to the initiation and/or progression of a disease, (ii) is effective *************************** (if available) ***
**************************************************, (iii) has
******************************************************* consistent with administration in the target disease, (iv) has ************** *********************************** consistent with further development, and (v)
if part of a series, has *****************
***************************************************************
******************************************. The attainment of the foregoing qualifications with respect to any Compound shall be determined in accordance with the standard practices of AHP as documented by AHP and as consistently applied by AHP in its own research and development efforts.

        Section 1.24. "Indemnified Party" means such term as defined in Article XI.

        Section 1.25. "Indemnifying Party" means such term as defined in Article XI.

        Section 1.26. "Initial Analog" means such term as defined in Section
1.11.

        Section 1.27. "Invalidity Claim" means such term as defined in Section 8.4(b).

        Section 1.28. "Know-How" means any information, data and materials, including without limitation organic Compounds and biological materials and software, user's manuals and guides, that are owned or controlled by Millennium and/or by AHP, or a license to the same with respect to which Millennium and/or AHP has the right to grant a sublicense.

        Section 1.29. "Legal Exclusivity" means such term as defined in Section 9.2.

        Section 1.30. "Management Committee(s)" means the TPT JMT and/or the Steering Committee.

        Section 1.31. "Major Market Country" means the United States, the United Kingdom, Germany, France, Italy or Japan.

        Section 1.32. "Marketing Collaborator" means such term as defined in
Section 7.5(b).

        Section 1.33. "Marketing Exclusivity" means the marketing exclusivity afforded approved drug products pursuant to (i) the exclusivity provisions of the United States "Drug Price Competition and Patent Term Restoration Act of 1984", or its equivalent in a country other than the United States, or (ii) the exclusivity provisions of the United States "Orphan Drug Act", or its equivalent in a country other than the United States.

        Section 1.34. "Millennium Product" means any therapeutic or prophylactic product discovered, and/or developed, by or on behalf of Millennium (i) the active ingredient in which is a Compound which is a member of the AHP Chemical Library or an analog, homolog or other derivative thereof, or (ii) the potential utility of the active ingredient in which was identified directly or indirectly through the use of a Compound which is a member of the AHP Chemical Library or an analog, homolog or other derivative thereof.


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EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


        Section 1.35. "Millennium **** Technology" means methods and Know-How (in Millennium's possession and as practiced by Millennium on the Effective Date and to which Millennium has the right to grant licenses without violating the terms of any agreement with a third party) for the automated or semi-automated use of ********************************************************
***************************************************************
***************************************************************
*********************************************. Millennium **** Technology
includes MTPT Software (as defined herein) and methods for preparing, processing and analyzing samples, and information pertaining to the automation of such methods, necessary for the practice of the technology.

        Section 1.36. "MTPT" (Millennium Transcription Profiling Technology) means: (i) Millennium **** Technology; and (ii) any other Transcription Profiling Technology which is developed or acquired by Millennium during the Term of the Agreement, and with respect to which Millennium has the right to grant licenses without violating the terms of any agreement or other arrangement with a third party.

        Section 1.37. "MTPT Patent Rights and Copyrights" means a Patent Right or copyright that is owned or controlled by Millennium and a Patent Right or copyright as to which Millennium has the right to grant licenses without violating the terms of any agreement with a third party, which relates to MTPT.

        Section 1.38. "MTPT Software" means any software (in object code form) and related documentation (i) constituting, or necessary for the use of, MTPT licensed hereunder (including Millennium's proprietary laboratory information management systems software), (ii) created by or for Millennium, and (iii) with respect to which Millennium has the right to grant AHP the licenses provided hereunder. MTPT Software does not include software included in Automated DNA Sequencing Technology.

        Section 1.39. "Named Biological Results" means, with respect to any Compound, the biological results of AHP's high throughput screening of such Compound as contained in AHP's computer database. Results shall be named as percentage effects at given concentrations. In those instances where such results are achieved in non-proprietary biological assays, the specific assays shall be named. If the results are achieved in a biological assay proprietary to AHP and if the identification of such assay or a description of its biological class would, in AHP's good faith belief, damage the proprietary position of AHP, then AHP may limit its identification of the assay(s) to a description of its biological class or, if appropriate, withhold such identification entirely, provided that AHP shall not unreasonably so limit or withhold such identification.

        Section 1.40. "Net Sales" means with respect to a Product, the gross amount invoiced by a Party (in such capacity, the "Selling Party"), its Affiliates and/or its Sublicensees, on sales or other dispositions of the Product to unrelated third parties, less the following items, provided that such items are included in the price charged and do not exceed reasonable and customary amounts in the country in which such sale occurred:

        (a) Trade, cash and quantity discounts actually allowed and taken directly with respect to such sales;

        (b) Tariffs, duties, excises, sales taxes or other taxes imposed upon and paid directly with respect to such sales (excluding national, state or local taxes based on income);

        (c) Amounts repaid or credited by reason of rejections, defects, recalls or returns or because of rebates or retroactive price reductions; and

        (d) One percent (1%) of Net Sales as an allowance to cover all other items, such as freight, transportation and insurance.

Such amounts shall be determined from the books and records of the Selling Party, its Affiliates and/or its Sublicensees, maintained in accordance with generally accepted accounting principles, consistently applied.

        If a Product is sold in bulk (as distinguished from packaged pharmaceutical form) for resale in packaged or finished form in a Major Market Country, Net Sales shall be calculated by determining the quantity of Product in packaged pharmaceutical form that would reasonably be produced from the bulk quantity of Product and multiplying such quantity by the average price for such Product in packaged pharmaceutical form during the applicable royalty reporting period. If a Product is sold, or otherwise commercially disposed of for value (including, without limitation, disposition in connection with the delivery of other products or services), in a transaction that is not an outright arm's length sale to an independent third party, then the gross amount invoiced in such transaction shall be deemed to be the gross amount that would have been paid had there been such a sale at the average sale price of such Product during the applicable royalty reporting period. Net Sales shall not include any consideration received by the Selling Party, its Affiliates or its Sublicensees in respect of the sale, use or other disposition of a Product in a country as part of a clinical trial prior to the receipt of all regulatory approvals required to commence full commercial sales of such Product in such country, except sales under "treatment INDs", "named patient sales", "compassionate use sales", or their equivalents pursuant to which the Selling Party, its Affiliates or Sublicensees is/are entitled, under applicable regulatory policies, to recover costs incurred in providing such products to the patients.

        In the event the Product is sold as part of a Combination Product (as defined below), the Net Sales from the Combination Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the Combination Product (as defined in the standard Net Sales definition), during the applicable royalty reporting period, by the fraction, A/A+B where A is the average sale price of the Product when sold separately in finished form and B is the average sale price of the other product(s) included in the Combination Product when sold separately in finished form, in each case during the applicable royalty reporting period or, if sales of both the Product and the other product(s) did not occur in such period, then in the most recent royalty reporting period in which sales of both occurred. In the event that such average sale price cannot be determined for both the Product and all other product(s) included in the Combination Product, Net Sales for the purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination Product by the fraction C/C+D where C is the fair market value of the Product and D is the fair market value of all other pharmaceutical product(s) included in the Combination Product. In such event, the Selling Party shall in good faith make a determination of the respective fair market values of the Product and all other pharmaceutical products included in the Combination Product, and shall notify the other Party (in such capacity, the "Non-Selling Party") of such determination, together with data to support such determination. The Non-Selling Party shall have the right to review such determination and supporting data, and to notify the Selling Party if it disagrees with such determination. If the Non-Selling Party does not agree with such determination and the Parties are unable to agree in good faith as to such respective fair market values, then such matter shall be referred to the Executive Officers (as defined Section 4.3(b)).

        As used above, the term "Combination Product" means any pharmaceutical product which comprises the Product and other active Compounds and/or ingredients.

        Section 1.41. "Non-Breaching Party" means such term as defined in
Section 10.2.

        Section 1.42. "Other Indications" means the diseases listed on Appendix IV hereto and such other diseases as are identified from time to time by the Steering Committee and added to such Appendix IV.

        Section 1.43. "Paid Party" means such term as defined in Section 9.4.

        Section 1.44. "Party" means AHP or Millennium; "Parties" means AHP and Millennium.

        Section 1.45. "Patent Right(s)" means a patent or patent application and all divisions, continuations, continuations-in-part, reissues, reexaminations, extensions and foreign counterparts thereof that is owned or controlled by Millennium or by AHP, or a license to the same to which Millennium or AHP has the right to grant a sublicense.

        Section 1.46. "Primary Screen Results" means, with respect to any Compound, the biological results of AHP's high throughput screening of such Compound as contained in AHP's computer database. Results shall be provided as percentage effects at given concentrations, and biological assays are not required to be named.

        Section 1.47. "Product" means a Millennium Product or an AHP Product; "Products" means Millennium Products and AHP Products.

        Section 1.48. "Records" means such term as defined in Section 9.6.

        Section 1.49. "Request" means such term as defined in Section 2.2.

        Section 1.50. "Requested MTPT" means such term as defined in Section 2.2

        Section 1.51. "Requested Support Materials" means such term as defined in Section 3.1(e).

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


        Section 1.52. "Requisite Majority" means, with respect to either of the Management Committees, a majority of the members of such Management Committee, provided that such majority must include at least ******* representatives of each Party.

        Section 1.53. "Responsible Party" means such term as defined in Section 8.2(d).

        Section 1.54. "Sample" means such term as defined in Section 3.3.

        Section 1.55. "Screen" means such term as defined in Section 3.1(a).

        Section 1.56. "Selected Analog" means such term as defined in Section 1.11.

        Section 1.57. "Selling Party" means such term as defined in Section 9.4.

        Section 1.58. "Steering Committee" means the steering committee, as described in Section 2.3(a)(iii) of the CNS Agreement.

        Section 1.59. "Sublicensee" means any third party other than an Affiliate granted the right, subject to the terms and conditions of Article V, to make, import, use, offer to sell or sell a Product(s), but not including a third party that is not granted the right to make such Product(s) but merely purchases such Product(s) in finished form (ready pack or in bulk) for resale.

        Section 1.60. "Substantive Improvement" means such term as defined in
Section 2.7(b).

        Section 1.61. "Substantive Improvement Consideration" means such term as defined in Section 3.1(d).

        Section 1.62. "Successful Transfer" means such term as defined in
Section 2.4.

        Section 1.63. "Territory" means all countries of the world.

        Section 1.64. "Total Deliveries" means such term as defined in Section 3.1(g).

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


        Section 1.65. "Transferred Technology Consideration" means such term as defined in Section 3.1(c).

        Section 1.66. "TPT JMT" means the joint management team, as described in
Article IV.

        Section 1.67. "Transcription Profiling Technology" means methods for comparing gene transcription in messenger RNA samples from any source, including without limitation, human or animal tissues and cultured tissues or cells. Transcription Profiling Technology includes without limitation Millennium **** Technology, differential display technology and technology that employs a microarray of sets of DNA probes for the purpose of comparing gene expression profiles and levels in messenger RNA samples.

        Section 1.68. "Type A Diseases" means the diseases listed on Appendix II hereto.

        Section 1.69. "Type B Diseases" means the diseases listed on Appendix III hereto.

        Section 1.70. "Unsuccessful Transfer" means such term as defined in
Section 2.6.

        Section 1.71. "Up-Front Access Consideration" means such term as defined in Section 3.1(b).

        Section 1.72. "Valid Claims" means any claim(s) pending in a patent application or in an unexpired patent which has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue, reexamination, disclaimer or otherwise.

        Section 1.73. "Wholly-Owned Subsidiary" means any corporation, company, partnership, joint venture and/or firm which is completely controlled by a Party. For purposes of this Section 1.40, "complete control" shall mean, (a) in the case of corporate entities, direct or indirect ownership of ninety five percent (95%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of ninety five percent (95%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

                                   Article II

                            MTPT Access and Transfer

        Section 2.1 Technology Disclosure and Update. Commencing on the Effective Date, and throughout the term of the Agreement, Millennium will provide to AHP (through the TPT JMT) on a quarterly basis, (i) confidential updates on the progress of efforts by Millennium to develop Additional MTPT, including but not limited to identification of MTPT which, at the time of such confidential update, Millennium believes in good faith it could successfully transfer to AHP in compliance with this Article II, and (ii) information about, and Millennium's perspectives on, advances in Transcription Profiling Technology. Notwithstanding the foregoing, Millennium need not disclose to AHP any information which Millennium is precluded from disclosing under any agreement or other arrangement with a third party. In acquiring Transcription Profiling Technologies from third parties, Millennium shall make good faith efforts to negotiate a license that will permit it to grant a license or sublicense of the technology to AHP.

        Section 2.2. Request for MTPT. Upon request by AHP that Millennium transfer to AHP an MTPT which has been identified by Millennium pursuant to
Section 2.1 as MTPT which may be successfully transferred (each, a "Request"), Millennium shall be obligated to transfer such requested MTPT ("Requested MTPT") to AHP in compliance with Section 2.3. Each Request shall be in writing, signed by an appropriate senior executive of AHP, delivered during the term of this Agreement to Millennium in compliance with the notice requirements of Article XV, and shall reasonably describe the MTPT to be transferred.

        Section 2.3. Transfer Diligence. Upon delivery of a Request to Millennium, the Parties shall as soon as practicable thereafter, and in any event, within the period determined by the TPT JMT as provided below, perform in good faith all acts necessary to transfer the Requested MTPT, including but not limited to the following:

                (a) Millennium shall make available to AHP all Know-How reasonably necessary for AHP to use the Requested MTPT, including but not limited to, methods for preparing, processing and analyzing samples, information pertaining to the automation of such methods and any associated MTPT Software. AHP shall be responsible for the copying of any Know-How made available in written form and shall obtain, install or provide at its facilities all equipment, software and licenses necessary to receive and operate the Requested MTPT.

                (b) The Parties shall, with respect to any MTPT Software included in the Requested MTPT, enter into and perform their obligations under an appropriate software license agreement. Such software license agreement shall require no additional payment by AHP for the licenses and rights granted therein.

                (c) Millennium shall provide AHP with training in the use and installation of the Requested MTPT during its regular business hours. AHP shall provide personnel with appropriate technical skill to receive such training. The Parties shall cooperate in minimizing the effect of such training on the business operations of the Parties.

        Section 2.4. Successful Transfer. The TPT JMT shall determine when the transfer of Requested MTPT has been successful (in each case, a "Successful Transfer") in accordance with the following general principles. A Successful Transfer shall occur when:

                (a) The Requested MTPT shall operate at AHP in substantially the same manner as the operation of such MTPT at Millennium;

                (b) Substantially similar experiments performed at AHP and at Millennium, each using the Requested MTPT and identical samples, shall produce substantially the same data and results;

                (c) Any MTPT Software which is part of the Requested MTPT shall, subject to the terms of the applicable software license agreement executed pursuant to Section 2.3(b), provide substantially the same level of functionality that such MTPT Software provides to Millennium with respect to the Requested MTPT;

                (d) Appropriate AHP personnel shall be sufficiently trained to allow AHP to use the Requested MTPT in substantially the manner that such MTPT is used by Millennium; and

                (e) Transfer of the Requested MTPT shall have been effected within three (3) months of the Request or such other reasonable time period as is determined in advance by the TPT JMT (including any extension granted by the TPT JMT).

        Section 2.5. Automated DNA Sequencing Technology. The Parties acknowledge and agree that in order for AHP to optimize utilization of MTPT transferred hereunder, it may prove beneficial for AHP to gain access to certain Automated DNA Sequencing Technology owned and/or controlled by Millennium. If AHP requests such access, the Parties shall enter into good faith discussions to establish mutually acceptable terms and conditions under which such access can be achieved, provided that no additional compensation shall be payable to Millennium for Automated DNA Sequencing Technology as it exists at Millennium as of the Effective Date.

        Section 2.6. Termination of Transfer Diligence. If both Parties have exerted good faith efforts to transfer Requested MTPT in compliance with the terms of this Section, but Successful Transfer has not occurred within the time period determined in advance by the TPT JMT (including any extension granted by the TPT JMT) (in each case, an "Unsuccessful Transfer"), (i) both Parties shall cease efforts to effect such transfer, (ii) AHP shall have no obligation, solely with respect to such Unsuccessful Transfer, to deliver Consideration (as defined in Section 3.1) to Millennium pursuant to Article III, (iii) the rights and licenses granted to any Party hereunder prior to such Unsuccessful Transfer shall remain in full force and effect, and (iv) such Unsuccessful Transfer shall not constitute a material breach under Article X.

        Section 2.7. MTPT Upgrades.

                (a) Millennium shall transfer to AHP on a continuous basis any upgrades or improvements in MTPT previously transferred to AHP as such upgrades or improvements come into use by Millennium. Any such upgrades or improvements shall be deemed to be part of the MTPT to which they relate, shall be transferred to AHP in compliance with this Article II, and Successful Transfer thereof shall not obligate AHP (solely with respect to such transfer) to deliver additional Consideration (as defined in Section 3.1) to Millennium pursuant to
Article III.

                (b) Notwithstanding the foregoing, in the event that cumulative Millennium upgrades or improvements of a specific MTPT constitute a "Substantive Improvement" (as determined below), upon the Successful Transfer thereof, AHP shall be obligated to deliver a Substantive Improvement Consideration to Millennium pursuant to Article III. The TPT JMT shall in good faith determine the existence of a Substantive Improvement. In making such determination, the TPT JMT shall consider the efficiency, sensitivity, quantitation and cost-effectiveness added to the specific MTPT so upgraded and/or improved.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.



        Section 2.8. Support. With respect to MTPT transferred to AHP hereunder, Millennium shall provide reasonable support services to AHP, which shall include updates, corrections and bug-fixes to such MTPT as developed and implemented by Millennium, and telephone support by qualified Millennium personnel on business days during Millennium's normal working hours. Contact person(s) designated by each of the Parties and identified on Appendix VI hereto (or such other replacement individual(s) as each such Party may designate) shall be the sole contacts for the coordination, delivery and receipt of the support services set forth hereunder, and shall be knowledgeable and trained in the use of MTPT.

        Section 2.9. Termination of Transfer Obligations. After AHP's delivery to Millennium of the last Screen deliverable hereunder (i.e., the 20th Screen, as set forth in Article III hereof), Millennium shall have no further obligations to AHP under this Article II. Notwithstanding the foregoing, Millennium shall continue to provide such support services as are provided for under Sections 2.1, 2.7(a) and 2.8 until July 31, 2001, provided that Millennium's obligations under Section 2.7(a) shall terminate immediately prior to the delivery or provision of an update or improvement which would, together with previously delivered updates or improvements, constitute a Substantive Improvement under Section 2.7(b). Any support services provided by Millennium after July 31, 2001, shall be negotiated by the Parties in good faith.


                                  Article III

                       Access to the AHP Chemical Library

        Section 3.1. Definitions.

                (a) "Screen" means a delivery by AHP to Millennium which (i) consists of ****** Compounds selected by AHP from plated Compounds contained in the AHP Chemical Library, including Compounds from multiple historical sources selected to achieve reasonable diversity, (ii) is in the form of ************** (or other format as mutually agreed), and (iii) contains such quantity of each Compound as the TPT JMT determines in good faith to be sufficient to yield one reliable data point from a biological assay of such Compound. The total number of unique Compounds delivered in accordance with this Section for each Screen shall be ******, provided that AHP reserves the right to substitute

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


individual samples of Compounds in one or more Screens so delivered.

                (b) "Up-Front Access Consideration" means the delivery of ********* and related Requested Support Materials.

                (c) "Transferred Technology Consideration" means the delivery of ********* and related Requested Support Materials.

                (d) "Substantive Improvement Consideration" means the delivery of ********* and related Requested Support Materials.

                (e) "Requested Support Materials" means such ******* *************************************************************** (other than for
Compounds excluded under Section 7.4) and ***** ****************** as may be requested and received by Millennium, subject to the limitations set forth in
Section 3.3 and the table below.

                (f) "Consideration" means collectively, the Up-Front Access Consideration, Transferred Technology Consideration and Substantive Improvement Consideration.

                (g) "Total Deliveries" means, with respect to *******
***************************************************************
************************************** the maximum number of each that AHP may be obligated to deliver during the term of this Agreement as set forth in the table below.

        Section 3.2. Remuneration for MTPT Transfer. In consideration of the rights granted to AHP and the obligations and covenants undertaken by Millennium herein, AHP shall deliver the Consideration in accordance with the following:

        (i) Upon the first Successful Transfer of MTPT, AHP shall be obligated to deliver to Millennium the Up-Front Access Consideration and a Transferred Technology Consideration.

        (ii) Upon each subsequent Successful Transfer of MTPT, AHP shall be obligated to deliver to Millennium an additional Transferred Technology Consideration. .

        (iii) Upon each Successful Transfer of a Substantive Improvement, AHP shall be obligated to deliver to Millennium a Substantive Improvement Consideration.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.



        AHP shall deliver each of the foregoing in compliance with the terms of
Section 3.1 as soon as practicable, and in any event, within 30 days, after a request by Millennium to receive such Consideration. Millennium shall not seek to obtain more than 52,500 data points from each Screen. No Consideration (other than a Substantive Improvement Consideration) shall be deliverable to Millennium except in remuneration for a Successful Transfer of MTPT initiated at the request of AHP.

        Section 3.3. Requested Support Materials. As part of AHP's obligation to deliver the Consideration required above, Millennium may request, and AHP shall provide Requested Support Materials. Requested Support Materials shall be delivered within 30 days or as soon as practicable after requested by Millennium. Each category of Requested Support Materials deliverable with respect to any Consideration shall be limited in amount to such number as is set forth in the following table and limited in total over the term of this Agreement to the Total Deliveries set forth for such Support Material below.

- ----------------------------------------------------------------------------------------------
                     PER
                   SCREEN          UP-FRONT        TRANSFERRED      SUBSTANTIVE
                 (REFERENCE         ACCESS         TECHNOLOGY       IMPROVEMENT       TOTAL
PARAMETER           ONLY)        CONSIDERATION    CONSIDERATION    CONSIDERATION    DELIVERIES
- ----------------------------------------------------------------------------------------------
Number of            *                *                *                 *              **
Screens            Screen           Screens         Screens           Screens         Screens
- ----------------------------------------------------------------------------------------------
Number of           ***              ***              ***               ***            ****
Compounds for    Compounds        Compounds        Compounds         Compounds       Compounds
which *******
*******
******* may
be requested
- ----------------------------------------------------------------------------------------------
Number of           ***             ****             ****               ***            ****
Compounds        Compounds        Compounds        Compounds         Compounds       Compounds
for which
********
**********
may be
requested
- ----------------------------------------------------------------------------------------------
Number of           **                                ***                **             ***
********          ******           ******            ******            ******          ******
**********
- ----------------------------------------------------------------------------------------------

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

- ----------------------------------------------------------------------------------------------
 ******* which
 *******
 ******* may
 be requested
- ----------------------------------------------------------------------------------------------
Number of           **               **               **                **              **
Compounds for    Compounds        Compounds        Compounds         Compounds       Compounds
which *****
**********
******* may
be requested
- ----------------------------------------------------------------------------------------------

        AHP acknowledges that Millennium may request and receive any of the above Requested Support Materials (i) after AHP is obligated to deliver the Consideration with respect to which such Requested Support Materials are receivable, and (ii) in any order, subject only to the limitation then applicable to such Support Material as set forth in the table above. In addition, at Millennium's request, AHP shall provide a sample ("Sample") of each Compound that is a Selected Analog, such Sample being of a quantity determined by the TPT JMT to be sufficient for Millennium to obtain a reliable data point from a biological assay of such Compound. AHP shall provide Millennium with any corrections or updates of each such ****************** of which AHP becomes aware, but AHP shall be under no obligation to perform analyses to determine the chemical integrity of ******************* and AHP will not guarantee the chemical integrity of Compounds synthesized therefrom. In the event that a Compound is synthesized by Millennium from a ****************** provided hereunder, and such synthesized Compound fails to show the activity shown by the Compound as previously delivered to Millennium, AHP shall provide, upon Millennium's request, an additional ************* of such Compound to Millennium for chemical analysis. If AHP does not possess sufficient quantities of any Compound to provide the foregoing Requested Support Materials, AHP shall provide such Requested Support Materials to Millennium if and when sufficient quantities are available, but AHP shall be under no obligation to synthesize any additional quantities of any Compound.

        Section 3.4. Termination of Obligation to Deliver Requested Support Materials. AHP's obligation to deliver Requested Support Materials pursuant to
Section 3.3 shall survive until the later of (i) ******************************************************** this Agreement, (ii)
********************************************* ****************** hereunder, or
(iii) *************.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


        Section 3.5. Destruction of Screens and Requested Support Materials. Upon termination of AHP's obligation to deliver Requested Support Materials as provided above, Millennium shall return to AHP, or provide AHP with a signed affidavit representing that Millennium has destroyed, (i) all Compounds delivered hereunder, other than the Designated Compounds, and (ii) all copies (on any media) of any written information provided to Millennium pursuant to this Article III (including without limitation, the ************************************** which are not ***************** other than such information related to Designated Compounds. "Designated Compounds" means those Compounds (A) which have been delivered to Millennium hereunder, (B) for which Millennium has requested and received ******** *********** and (C) which are identified in a writing delivered to AHP within thirty (30) days of the termination of AHP's obligation to deliver Requested Support Materials.

                                   Article IV

                                   Management

        Section 4.1. The TPT JMT. As soon as practicable after the Effective Date, the Parties shall establish a TPT JMT, consisting of four (4) representatives designated by AHP and four (4) representatives designated by Millennium. Each Party shall make its initial designation of its representatives not later than thirty (30) days after the Effective Date.

        The TPT JMT shall oversee: (a) the disclosure, updates of disclosure and transfer of MTPT, including, without limitation the determination of whether or not (i) a Successful Transfer of the MTPT has taken place in accord with the principles of Section 2.4, and (ii) cumulative upgrades of a specific MTPT constitute a Substantive Improvement as provided in Section 2.6, (b) the provision to AHP of support services as provided under Section 2.8, and (c) delivery of all Consideration by AHP to Millennium including the transfer of Screens and Requested Support Materials.

        Section 4.2. The Steering Committee. The Steering Committee will be responsible for definition of global priorities, approval of criteria for technology transfers, and resolution of disagreements. Without limiting the foregoing, the Steering Committee shall be responsible for approval of the delivery of Consideration upon Successful Transfers and identification of diseases (other than those currently identified in Appendix IV) to be included in the definition of Other Indications.

        Section 4.3.  Management Committee Decisions.

        The Parties agree that the objective of the Management Committees shall be to resolve all matters unanimously. However, in the absence of unanimity, the following rules shall apply:

                (a) TPT JMT. The agreement of a Requisite Majority of the TPT JMT shall be required to take any action. Any member of the TPT JMT who is not present at any meeting either in person or by designated alternate may appoint another representative or alternate as his/her proxy on his/her behalf on all matters coming to a vote. The TPT JMT may conduct meetings by telephone or video conference. If the TPT JMT is unable to reach agreement by a Requisite Majority on any issue within its purview, such issue shall be referred to the Steering Committee.

                (b) The Steering Committee. The agreement of a Requisite Majority of the members of the Steering Committee shall be required to take any action. Any member of the Steering Committee who is not present at any meeting either in person or by designated alternate may appoint another representative or alternate as his/her proxy on his/her behalf on all matters coming to a vote. The Steering Committee may conduct meetings by telephone or video conference. If the Steering Committee is unable to reach agreement by a Requisite Majority on any issue within its purview, including without limitation unresolved issues referred to it by the TPT JMT, such issue shall be referred to the President of Wyeth-Ayerst Research Laboratories and the Chief Executive Officer of Millennium (the "Executive Officers") for resolution.

                (c) Decisions by Executive Officers. It is the intention of the Parties that any issue referred by the Steering Committee to the Executive Officers shall be resolved by negotiation in good faith as soon as practicable but no later than thirty (30) days after its referral. Each Executive Officer shall have the right to engage the services of any number of independent experts in the field in question (the individual so engaged by each Executive Officer to be reasonably acceptable to the other Executive Officer in terms of independence and expertise, and shall be engaged under obligations of confidentiality) to assist the Executive Officer in making a joint determination in the best interests of the collaboration, and each Executive Officer shall be obligated to consider in good faith the analyses and opinions of any such independent experts engaged by either of them in making a determination. Such resolution, if any, of a referred issue shall be final and binding on the Parties, and the Parties shall instruct the members of the Steering Committee designated by them to approve such resolution.


                                   Article V

                                Confidentiality

        Section 5.1. Confidential Information. No Confidential Information disclosed by one Party to the other during the term of this Agreement shall be used by the receiving Party except in compliance with the rights and licenses granted hereunder. Such Confidential Information shall be maintained in confidence by the receiving Party (except to the extent reasonably necessary for regulatory approval of Products developed by either Party), and shall not otherwise be disclosed by the receiving Party to any other person, firm, or agency, governmental or private, without the prior written consent of the disclosing Party, except to the extent that the Confidential Information:

        (a) was known or used by the receiving Party prior to its date of disclosure to the receiving Party; or

        (b) either before or after the date of the disclosure to the receiving Party is lawfully disclosed to the receiving Party by sources other than the disclosing Party rightfully in possession of the Confidential Information; or

        (c) either before or after the date of the disclosure to the receiving Party becomes published or generally known to the public, other than through the sale of Products in the ordinary course, through no fault or omission on the part of the receiving Party or its sublicensees; or

        (d) is independently developed by or for the receiving Party without reference to or reliance upon the Confidential Information; or

        (e) is required to be disclosed by the receiving Party to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving Party provides prior written notice of such disclosure to the other Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


        Section 5.2. Employee Obligations. Each of the Parties agrees to provide Confidential Information received from the other Party only to such Party's employees, consultants and advisors, and to the employees, consultants and advisors of such Party's Wholly-Owned Subsidiaries, who have a need to know and have an obligation to treat such information and materials as confidential.

        Section 5.3. Term. All obligations of confidentiality imposed under this
Article V shall expire ****************** expiration or termination of this Agreement.


                                   Article VI

                             Grant of Rights to AHP

        Section 6.1. License Regarding Research and Development of AHP Products. Subject to the terms and conditions of this Agreement, Millennium hereby grants to AHP and its Wholly-Owned Subsidiaries a royalty bearing, non-exclusive, non-transferable, right and license, without the right to grant sublicenses, to research, have researched, develop and have developed human pharmaceuticals, under any and all MTPT Patent Rights and Copyrights and Millennium Know-How with respect to the MTPT which is transferred to AHP hereunder (pursuant to a Successful Transfer) and as to which Millennium has the right to grant licenses or sublicenses without violating any agreement or other arrangement with any third party, provided that the foregoing grant shall not cover rights in MTPT Software which shall be licensed pursuant to an appropriate software license agreement as provided below.

        Section 6.2. License Regarding Sale of AHP Products. Subject to the terms and conditions of this Agreement, Millennium hereby grants to AHP and its Affiliates a royalty bearing, non-exclusive, non-transferable, right and license, including the right to grant sublicenses, to make, have made, import, use, have used, offer to sell, sell and have sold AHP Products. Such license is granted under any and all MTPT Patent Rights and Copyrights and Millennium Know-How with respect to the MTPT which is transferred to AHP hereunder (pursuant to a Successful Transfer) and as to which Millennium has the right to grant licenses or sublicenses without violating any agreement or other arrangement with any third party, provided that the foregoing grant shall not cover rights in MTPT Software which shall be licensed pursuant to an appropriate software license agreement as provided below.

        Section 6.3. Covenant Not to Sue. The Parties recognize that Millennium may own or control Patent Rights or Know-How not licensed hereunder to AHP that could limit or block AHP's ability to exercise its rights under the licenses granted in Sections 6.1 and 6.2. Although Millennium shall be under no obligation to disclose or make available any such Patent Rights or Know-How to AHP, Millennium agrees that it will not exercise any rights under any such Patent Rights or Know-How with the intent or effect of limiting or blocking AHP's exercise of its rights under Sections 6.1 or 6.2, including, but not limited to, institution of legal proceedings claiming infringement.

        Section 6.4. Core Field. Notwithstanding the foregoing, AHP acknowledges that use of MTPT within the Core Field (as defined in the CNS Agreement) will be considered part of the AHP Research Program (as defined in the CNS Agreement) and such activities will therefore be controlled by, limited to and in compliance with the terms of the CNS Agreement until the termination of the AHP Research Program (as described in the CNS Agreement). AHP shall inform the TPT JMT and the CNS Joint Management Team (as defined in the CNS Agreement) of the use of MTPT by AHP or its Wholly-Owned Subsidiaries within the Core Field to help minimize duplicative efforts and also to help maximize the probability of useful results.

        Section 6.5. Software Licenses. Millennium hereby agrees to grant to AHP and its Wholly-Owned Subsidiaries an appropriate software license to any MTPT Software transferred to AHP during the term of this Agreement in compliance with
Section 2.3(b).

        Section 6.6. Third Party Rights. The Parties acknowledge that (i) Millennium does not have the right to grant sublicenses to certain third party rights which may be required in order for AHP to exercise the rights and licenses granted herein (including without limitation, rights under U.S. Patent No. 5,262,311 held by the Dana-Farber Cancer Institute, Inc.) and (ii) AHP shall be solely responsible for obtaining any such rights directly from any such third party.

                                  Article VII

                         Grant of Rights to Millennium

        Section 7.1. Research and Development of Millennium Products. Subject to the terms and conditions of this Agreement, including without limitation Sections 7.4, 7.5 and 7.7, AHP hereby grants to Millennium a fully paid-up, non-royalty bearing, non-exclusive, non-transferable, right and license, without the right to grant sublicenses, to research, identify and develop Millennium Products. Such license is granted under AHP's rights in those Screens and Requested Support Materials that are delivered to Millennium hereunder, as to which AHP has the right to grant licenses or sublicenses without violating the terms of any agreement or other arrangement with any third party.

        Section 7.2. Licenses Regarding Sale of Millennium Products.

                (a) Subject to the terms and conditions of this Agreement, including but not limited to Sections 7.4, 7.5 and 7.7, AHP hereby grants to Millennium a royalty bearing, non-exclusive, non-transferable, right and license, including the right to grant sublicenses, to make, have made, import, use, have used, offer to sell, sell and have sold Millennium Products. Such non-exclusive license is granted under AHP's rights in the Designated Compounds and related Requested Support Materials that are delivered to Millennium hereunder and in AHP Patent Rights covering such Designated Compounds and Requested Support Materials, as to which AHP has the right to grant licenses or sublicenses without violating the terms of any agreement or other arrangement with any third party.

                (b) Subject to the terms and conditions of this Agreement, including but not limited to Sections 7.4, 7.5 and 7.7, AHP hereby grants to Millennium a royalty bearing, exclusive (including with respect to AHP), non-transferable, right and license, including the right to grant sublicenses, to make, have made, import, use, have used, offer to sell, sell and have sold Millennium Products. Such exclusive license is granted only under AHP's rights in those Designated Compounds which are delivered by AHP to Millennium hereunder and that are actually embodied in Millennium Products, as to which AHP has the right to grant licenses or sublicenses without violating the terms of any agreement or other arrangement with any third party.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


        Section 7.3. Covenant Not to Sue. The Parties recognize that AHP and/or its Affiliates may own or control Patent Rights or Know-How not licensed hereunder to Millennium that could limit or block Millennium's ability to exercise its rights under the licenses granted in Sections 7.1 and 7.2. Although AHP and its Affiliates shall be under no obligation to disclose or make available any such Patent Rights or Know-How to Millennium, AHP agrees that neither it nor any of its Affiliates will exercise any rights under any such Patent Rights or Know-How with the intent or effect of limiting or blocking Millennium's exercise of its rights under Sections 7.1 or 7.2, including, but not limited to, institution of legal proceedings claiming infringement.

        Section 7.4. Exclusions. Notwithstanding the rights and licenses granted to Millennium hereunder, AHP retains the right to designate certain Compounds as being of high strategic interest to AHP (each such designation, an "Exclusion"). With respect to any Compound previously transferred to Millennium hereunder, upon written notice to Millennium of an Exclusion of such Compound, the rights and licenses granted hereunder shall be null and void and Millennium shall cease exercise of such rights and licenses with respect to such Compound. AHP's right to make Exclusions shall be subject to the following terms and conditions:

                (a) AHP acknowledges that, within thirty (30) days of a request by Millennium for any Requested Support Materials with respect to any Compound, and in compliance with Article III, (i) AHP shall designate such Compound as an Exclusion, or (ii) agree to deliver such Requested Support Materials to Millennium and waive any further right hereunder to designate such Compound as an Exclusion.

                (b) For each Compound in any Screen otherwise deliverable as a Consideration, which is designated by AHP as an Exclusion, Millennium shall receive an additional Compound as appropriate to ensure that such Screen consists of ****** Compounds as defined in Section 3.1.

                (c) AHP shall deliver such replacement Requested Support Materials as are necessary for Millennium to receive the full complement of such Requested Support Materials required by Section 3.3.

        Section 7.5. Restrictions. The rights and licenses granted to Millennium hereunder shall be subject to the following restrictions.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                (a) Central Focus Area Restriction. Millennium, whether alone or in collaboration with any entity, shall not develop or register Millennium Products in any indication within the AHP Central Focus Area. Millennium shall notify AHP of its discovery that any Compound delivered hereunder may be effective in any indication in the Central Focus Area.

                (b) Secondary Focus Area Collaboration Restriction. Millennium shall not, in collaboration with another entity (a "Marketing Collaborator"), research, develop, sell, market, promote or engage in any other activity with respect to Millennium Products in any indication within the AHP Secondary Focus Area, unless Millennium complies with the terms of the Right of First Refusal provided in Section 7.7. Notwithstanding the foregoing, Millennium may, without compliance with the terms of such Right of First Refusal, collaborate with: (i) any entity with respect to research, development and/or clinical trials for any Millennium Product in the Secondary Focus Area, and (ii) any entity with respect solely to the distribution of any Millennium Product in the Secondary Focus Area (a "Distributor"). For the avoidance of doubt, any entity which engages in the development, implementation and financing of a marketing, promotional or sales campaign for sales of a Millennium Product to physicians, patients or managed care organizations shall not be a Distributor for purposes of this Section.

        Section 7.6. Other Indications. Millennium may, alone or in collaboration with any entity, research, develop, register, market and/or sell, or engage in any other activity with respect to Millennium Products for any Other Indication.

        Section 7.7.  AHP's Right of First Refusal with Respect
to Secondary Focus Area Collaborations.  Until the earlier of ***
********************************************************
****************************************************** as provided under Section
3.4, if Millennium wishes to enter into a collaboration with a Marketing Collaborator requiring the offer of a right of first refusal under Section 7.5(b) above, Millennium shall (i) disclose information relevant to the proposed collaboration to AHP and (ii) deliver to AHP a written proposal for implementing such a collaboration with AHP. Such proposal shall indicate that either (x) Millennium has developed sufficient information with respect to a Compound for the potential treatment of a Type A Disease that such Compound constitutes an IND-Track Candidate or (y) Millennium has developed a Chemical Lead for the potential treatment of a Type B Disease. Thereafter, AHP shall have forty-five
(45) days to provide Millennium with written

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


notice of its intent to initiate good faith negotiations concerning the execution of an agreement implementing such a collaboration. If such written notice is provided within such 45-day period, the Parties shall have a period of up to an additional ninety (90) days in which to execute a definitive agreement, the terms and conditions of which shall govern any collaboration between the Parties with respect to the commercialization of such a Millennium Product.

        If either (i) the written notice referred to in the prior paragraph is not provided by AHP within the 45-day period specified above, or (ii) the Parties cannot agree, within the 90-day period specified above, to the terms of an agreement implementing such a collaboration, then the proposal will be deemed to have been rejected by AHP, and Millennium shall have the right to enter into a collaboration agreement regarding such Millennium Product with a Marketing Collaborator, provided, however, that Millennium shall ******************************** *******, enter into such a collaboration agreement if the terms and conditions of such agreement are, on the whole, more favorable than the most favorable terms and conditions offered by Millennium to AHP. Millennium's right to collaborate with a Marketing Collaborator regarding a Millennium Product, a proposal for which is deemed rejected by AHP under this Right of First Refusal, shall again be subject to this Right of First Refusal if, subsequent to such rejection but prior to the execution of a collaboration agreement with a Marketing Collaborator, substantial new data or information materially affecting the commercial viability of the subject Compound has been developed by Millennium.

        Section 7.8. Millennium's Right to Utilize Screening Services. Millennium shall have the right to engage the screening services of an Affiliate of Millennium or a joint venture, partnership or other similar entity in which Millennium is a participant. *********************************************
*********************, Millennium shall have the right to engage the services of a screening laboratory, other than a pharmaceutical entity or biotechnology entity, under provisions of strict confidentiality and non-use.
****************************
****************************************************************
************************************. To avoid any doubt, other than as provided in this Section 7.8, the rights granted to Millennium hereunder shall not include the right to broker or offer to third parties on a fee-for-services screening basis Compounds delivered by AHP to Millennium hereunder.

                                  Article VIII

                Patent Ownership, Protection and Related Matters

        Section 8.1. Patent Ownership. AHP acknowledges that Millennium owns all right, title and interest in the MTPT Patent Rights and Copyrights. Millennium acknowledges that AHP owns all right, title and interest in the AHP Chemical Library Patent Rights. AHP shall own all inventions made solely by its employees, and Millennium shall own all inventions made solely by its employees. All inventions made jointly by employees of AHP and employees of Millennium shall be owned jointly by AHP and Millennium. All patent applications and patents covering any invention shall be owned by the Party or Parties that own(s) said invention.

        Section 8.2  Third Party Infringement.

                (a) Each of the Parties agree to take reasonable actions to protect its Patent Rights in any Product of the other Party from infringement by third parties, when, from its own knowledge or upon notice by the other Party, the Party with knowledge or receiving notice becomes aware of the reasonable probability that such infringement exists.

                (b) Within ninety (90) days of a Party becoming aware of the reasonable probability of an interference or infringement of its Patent Rights in a Product of the other Party, the Responsible Party (as defined below) shall decide whether to institute an infringement suit or take other appropriate action that it believes is reasonably required to protect such Patent Rights. If the Responsible Party fails to institute such suit or take such action within such 90-day period, then the other Party shall have the right at its sole discretion to institute such suit or other appropriate action in the name of either or both Parties. In such event, the Responsible Party shall cooperate with the other Party to the extent reasonably possible.

                (c) Neither Party shall settle or compromise any claim or proceeding relating to its Patent Rights in a Product of the other Party without the consent of the other Party, which consent shall not be unreasonably withheld.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                (d) As used herein, the term "Responsible Party" means (i) AHP with respect to Patent Rights solely owned by, licensed to or otherwise controlled by AHP (other than Millennium Patent Rights), (ii) Millennium with respect to Millennium Patent Rights and (iii) AHP and Millennium jointly with respect to Patent Rights jointly owned by AHP and Millennium.

                (e) Each Party shall assume and pay all of its own out-of-pocket costs incurred in connection with any litigation or proceedings described in this Section 8.2, including, without limitation, the fees and expenses of that Party's counsel.

                (f) Any recovery obtained by any Party as a result of any proceeding described in this 9.2 or from any counterclaim or similar claim asserted in a proceeding described in Section 8.4, by settlement or otherwise, shall be applied in the following order of priority:

                          (i) first, to reimburse each Party for all litigation
                costs in connection with such proceeding paid by that Party and not otherwise recovered on a pro rata basis based on each Party's respective litigation costs; and

                          (ii) second, the remainder of the recovery shall be
                paid (A) if the infringement claim, counterclaim or other appropriate action was based on Patent Rights in a Millennium Product, ********************************, and (B) if the
                infringement claim, counterclaim or other appropriate action was based on Patent Rights in an AHP Product, ********
                ********************.

        Section 8.3 Notice of Certification. Millennium and AHP each shall immediately give notice to the other of any certification filed under the U.S. "Drug Price Competition and Patent Term Restoration Act of 1984", or comparable law in other countries where applicable Patent Rights are maintained, claiming that a Patent Right in a Product of the other Party is invalid or that any infringement will not arise from the manufacture, use or sale of Product by a third party. If the Responsible Party decides not to bring infringement proceedings against the third party making such a certification, the Responsible Party shall give notice to the other Party of its decision not to bring suit as soon as practicable but in any event within twenty-one (21) days after receipt of notice of such certification. The other Party may then, but is not required to, bring suit against the third party that filed the certification. Any suit by AHP or Millennium shall either be in the name of AHP or in the name of

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


Millennium, as may be required by law. For this purpose, the Party not bringing suit shall execute such legal papers necessary for the prosecution of such suit as may be reasonably requested by the Party bringing suit.

        Section 8.4  Claimed Infringement; Claimed Invalidity.

                (a) If the activities of either Party in connection with making, importing, using, offering to sell or selling its Product result in a claim of patent infringement or other violation of the intellectual property rights of any third party, the Party who is accused of such infringement shall defend itself at its sole cost. The other Party shall cooperate with the accused Party in such defense and prosecution and shall have the right to be represented by counsel of its own choice.

                (b) If a third party at any time asserts a claim that any Patent Right in a Product is invalid or otherwise unenforceable (an "Invalidity Claim"), whether as a defense in an infringement action brought by AHP or Millennium, or in an action brought against AHP or Millennium, the Parties shall cooperate with each other in preparing and formulating a response to such Invalidity Claim. The Party responsible for responding to such claim, at its sole expense, shall be initially the Responsible Party, subject to the other Party's right, at its sole expense, to assume responsibility if the Responsible Party elects not to do so. Neither Party shall settle or compromise any Invalidity Claim with respect to Patent Rights in a Product of the other Party without the consent of the other Party, which consent shall not be unreasonably withheld.



                                   Article IX

                                   Royalties

        Section 9.1. Royalty Rates. Each Party shall pay to the other Party royalties based on Net Sales of the ********** Products sold by such Party at the following rates:

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


Annual Aggregate Net Sales               Products
in the Territory of            -----------------------------
each Product            First  Second  Third   Fourth  Fifth
- ------------            -----  ------  -----   ------  -----
less than or equal      *****   ****    ****    ****    ****
*****************

greater than ****       *****   ****    ****    ****    ****
*****************
*****************

greater than            *****   ****    ****    ****    ****
************

The royalty rates set forth in the above table shall only apply to that portion of the Net Sales of a Product that falls within the indicated range. For example, for a Product (the First by the Party) for which aggregate annual worldwide Net Sales exceed **********, the royalty shall be equal to **********
****************************************************************
****************************************************************
***********************. Notwithstanding the foregoing, to the extent that any royalties otherwise required to be paid by AHP by the foregoing would, absent this Agreement, be controlled by the terms of the CNS Agreement, such royalties shall, until the termination or expiration of the CNS Agreement, be determined and paid in compliance with the CNS Agreement.

        Section 9.2. Length of Royalty Payments. The royalties payable hereunder shall be paid on a country-by-country basis (i) from the date of first commercial sale of a Product which is part of country-wide introduction until the termination of any ***************** afforded such Product in such country, or (ii) until **************************************************** whichever of
(i) or (ii) is longer. For the purposes of this Section 9.2, a Product is afforded ******************** in the circumstance where, on a country-by-country basis, (A) ********************************************************************
***************************************************************
***************************************************************
*****************, or (B) *************************************
***********. Notwithstanding the foregoing, where a Product is afforded ***************** only because it is covered by a Valid Claim contained in a patent application (i.e., the Valid Claim is not a granted in force claim contained in an issued patent), and if no patent thereon issues in the applicable country prior to ************************************* sale of such
Product

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


in such country, the length of the royalty payment obligation with respect to such Product shall be **************************** ********************* of such
Product (provided that if a patent thereon issues following the expiration of such *********** ******* such Party's royalty payment obligations pursuant to this Article IX shall resume).

        Section 9.3. Royalties Payable Only Once. The obligation to pay royalties is imposed only once with respect to the same unit of Product. Except as specifically provided in this Agreement, it is understood and agreed that there shall be no deductions from the royalties payable hereunder.

        Section 9.4. Royalty Reports. Each Party receiving Net Sales from a Product (in such capacity, the "Selling Party") shall deliver to the other Party (in such capacity, the "Paid Party"), within sixty (60) days after the end of each calendar quarter, a written accounting of such Selling Party's, its Affiliates' and its Sublicensees' sales and other consideration received subject to royalty payment for such quarter. Such quarterly reports shall indicate the Net Sales of Products on a country-by-country basis. This obligation shall commence with the first calendar quarter in which there is a Net Sale of a Product by such Selling Party, its Affiliates or any of its Sublicensees.

        Section 9.5. Delivery of Royalty. When a Selling Party delivers the accounting to a Paid Party, the Selling Party shall also deliver all royalty payments due to such Paid Party for the calendar quarter.

        Section 9.6. Records and Audits. The Selling Party shall keep, and shall require its Affiliates and Sublicensees to keep, complete and accurate records of the latest three (3) years of Net Sales (the "Records"). A Paid Party shall have the right annually at its expense to have an independent, certified public accountant, reasonably acceptable to the other Party, review such Records in the location(s) where such records are maintained by the Selling Party, its Affiliates or its Sublicensees upon reasonable notice and during regular business hours for the purposes of verifying royalties payable to such Paid Party and Net Sales. Results of such review shall be made available to both Parties. If the review reflects an underpayment of royalties to such Paid Party, such underpayment shall be promptly remitted by the Selling Party. If the underpayment is equal to or greater than five percent (5%) of the royalty amount that was otherwise due, the Selling Party shall pay all of the costs of such review.

        Section 9.7. Currency of Payments. All royalties under this Agreement shall be paid in United States dollars by wire transfer to such bank account as a Paid Party may designate from time to time. Any royalties due hereunder on Net Sales outside of the United States shall be payable in United States dollars at the rate of exchange of the currency of the country in which the Net Sales are made as published by the Wall Street Journal for the last business day of the calender quarter for which the royalties are payable.

        Section 9.8. Tax Withholding. A Selling Party shall use all reasonable and legal efforts to reduce tax withholding on payments made to a Paid Party hereunder. Notwithstanding such efforts, if the Parties conclude that tax withholdings under the laws of any country in the Territory are required with respect to royalties payable hereunder, the Selling Party shall withhold the required amount and pay it to the appropriate governmental authority. In such a case, the Selling Party will promptly provide the Paid Party with original receipts or other evidence sufficient to allow the Paid Party to obtain the benefits of such tax withholdings.

                                   Article X

                              Term and Termination

        Section 10.1. Term. This Agreement becomes effective as of the Effective Date, and unless otherwise terminated as set forth in this Article X, shall continue in effect for an initial term of five (5) years. Thereafter, this Agreement may be extended for up to two (2) additional one-year terms by AHP upon written notice delivered to Millennium sixty (60) days prior to the termination of the then current term. Notwithstanding the foregoing, (i) in the event that AHP terminates the Millennium Research Program (as defined in the CNS Agreement) or the CNS Agreement in its entirety, AHP may terminate this Agreement, and (ii) in the event that Millennium terminates the CNS Agreement, Millennium may terminate this Agreement, in each case, upon notice to the non-terminating Party in compliance with Article XV.

        Section 10.2. Termination For Material Breach. Upon any material breach under this Agreement by either Party (in such capacity, the "Breaching Party"), the other Party (in such capacity, the "Non-Breaching Party") may terminate this Agreement by ninety (90) days' written notice to the Breaching Party, specifying the material breach, default or other defect. The termination becomes effective at the end of the ninety (90) day period unless (i) the Breaching Party cures such breach during such ninety (90) day period, or (ii) if such breach is not susceptible to cure within ninety (90) days of the receipt of written notice of the breach, the Breaching Party is diligently pursuing a cure (unless such breach, by its nature, is incurable, in which case the Agreement may be terminated immediately). The Parties will use reasonable efforts to work together to cure any breach. An Unsuccessful Transfer, as defined in Section 2.5, shall not in and of itself constitute a material breach by either Party.

        Section 10.3. Rights Upon Termination For Material Breach. If the Non-Breaching Party terminates this Agreement pursuant to Section 10.2 following a material breach by the Breaching Party, (a) the Breaching Party shall return to the Non-Breaching Party all Confidential Information and materials received from the Non-Breaching Party during the term of this Agreement, (b) the Breaching Party shall cease all use of the Confidential Information and materials received from the Non-Breaching Party for any purpose, except that the Breaching Party may keep a copy of all documents for record keeping purposes only, (c) the Non-Breaching Party shall retain the rights and licenses granted hereunder subject to any obligation to pay royalties, and (d) the rights and licenses granted to the Breaching Party hereunder shall cease and be of no further force or effect.

        Section 10.4. Residual Rights. Upon expiration or early termination of this Agreement, except as specifically provided herein to the contrary, all rights and obligations of the Parties shall cease, except as follows:

                (a) The right of each Party, its Affiliates and its Sublicensees to manufacture and sell its Products and the obligation to pay royalties on Net Sales of such Products; and

                (b) The obligation of AHP to deliver any Consideration with respect to Successful Transfers occurring prior to such termination and, subject to the limitation under Section 3.4, Requested Support Materials with respect to such Consideration; and

                (c) The rights and licenses granted to AHP herein with respect to any MTPT transferred to AHP prior to such termination (including without limitation, the rights and licenses granted pursuant to Article VI); and

                (d) The rights and licenses granted to Millennium herein with respect to Designated Compounds, as defined in Section 3.5 (including without limitation, the rights and licenses granted pursuant to Article VII); and

                (e) Millennium's obligations and AHP's rights with respect to the Right of First Refusal provided under Section 7.7 for the period provided therein; and

                (f) Millennium's obligations as provided in and subject to Sections 2.8 and 2.9; and

                (g) The obligations regarding confidentiality set forth in
Article V; and

                (h) All obligations for record keeping and accounting reports;
and

                (i) A Party's right to inspect books and records of the other Party as set forth in Article X, which right shall continue in full force and effect for three (3) years following the expiration of such other Party's obligation under this Agreement to keep such books and records; and

                (j) Obligations of defense and indemnity, which obligations shall continue in full force and effect for an unlimited period; and

                (k) Obligations set forth in Section 8.2 and Section 8.4, but only with respect to those causes of action that accrued prior to such expiration or termination; and

                (l) Any cause of action or claim of Millennium or AHP accrued or to accrue because of any breach or default by the other Party hereunder.

                                   Article XI

                       Product Liability Indemnification

        Each Party (in such capacity, an "Indemnifying Party") agrees to defend the other Party (in such capacity, the "Indemnified Party") at the Indemnifying Party's cost and expense, and will indemnify and hold the Indemnified Party and its directors, officers, employees and agents (the "Indemnified Parties") harmless from and against any losses, costs, damages, fees or expenses arising out of any claim relating to personal injury from the development, manufacture, use, sale or other disposition of any Product by the Indemnifying Party or its Sublicensees (except for Products, developed, manufactured, used or sold by the Indemnified Party or its Sublicensees (other than Indemnifying Party). In the event of any such claim against the Indemnified Parties by any party, the Indemnified Party shall promptly notify the Indemnifying Party in writing of the claim and the Indemnifying Party shall manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnified Parties shall cooperate with the Indemnifying Party and may, at their option and expense, be represented in any such action or proceeding. The Indemnifying Party shall not be liable for any litigation costs or expenses incurred by the Indemnified Parties without the Indemnifying Party's prior written authorization. In addition, the Indemnifying Party shall not be responsible for the indemnification of any Indemnified Party with respect to any claim arising from any negligent or intentional acts by any Indemnified Party.

                                  Article XII

                                 Governing Law

        This Agreement shall be construed and the respective rights of the Parties hereto determined according to the substantive laws of the State of Delaware notwithstanding the provisions governing conflict of laws under such Delaware law to the contrary except matters of intellectual property law which shall be determined in accordance with the national intellectual property laws relevant to the intellectual property in question.


                                  Article XIII

                                   Assignment

        Neither Party may assign this Agreement in whole or in part without the consent of the other, except to an Affiliate, or except if such assignment occurs in connection with the sale or transfer of all or substantially all of the business and assets of Millennium or AHP to which the subject matter of this Agreement pertains.

                                  Article XIV

                                   Amendments

        This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all previous arrangements with respect to the subject matter hereof, whether written or oral. Any amendment or modification to this Agreement shall be made in writing signed by both Parties.


                                   Article XV

                                    Notices

        All notices, instructions and other communications hereunder or in connection herewith shall be in writing and shall be (i) delivered personally,
(ii) sent by registered or certified mail, return receipt requested, postage prepaid, (iii) sent via a reputable overnight courier service, or (iv) sent by facsimile transmission, in each case to an address set forth below. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt if delivered by hand, five business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, one business day after it is sent via a reputable overnight courier service, or when transmitted with electronic confirmation of receipt, if transmitted by facsimile (if such transmission is on a business day; otherwise, on the next business day following such transmission).

        Notices to Millennium shall be addressed to:

                        Millennium Pharmaceuticals, Inc.
                        640 Memorial Drive
                        Cambridge, Massachusetts 02139-4815

                        Attention:  Chief Executive Officer
                        Facsimile No.:  (617) 621-0264

                with a copy to:

                        Attention:  Legal Department
                        Facsimile No.:  (617) 374-0074

        Notices to AHP shall be addressed to:

                       Wyeth-Ayerst Research
                       555 East Lancaster Pike
                       St. Davids, PA  19087

                       Attention:Office of the Senior Vice President,
                                 Global Business Development
                       Facsimile No.:  (610) 688-9498

                with a copy to:

                        American Home Products Corporation
                        Five Giralda Farms
                        Madison, NJ  07940

                        Attention:      Associate General Counsel
                        Facsimile No.:  (201) 660-7155

Either Party may change its address by giving notice to the other Party in the manner herein provided.


                                  Article XVI

                                 Force Majeure

        No failure or omission by the Parties hereto in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the Parties, including, but not limited to, the following: acts of God; acts or omissions of any government; any rules, regulations or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.


                                  Article XVII

                         Representations and Warranties

        Section 17.1. Representation of Authority. Millennium and AHP each represents and warrants to the other that as of the

Effective Date it has full right, power and authority to enter into this Agreement and to provide the materials and Know-How contemplated under Articles II and III hereof, including MTPT and Consideration, subject to the limitations set forth in this Section 17.1. Millennium represents and warrants to AHP that it (i) is the owner or licensee, as the case may be, of MTPT and MTPT Patent Rights and Copyrights, and (ii) has the right to grant to AHP the licenses and sublicenses granted pursuant to this Agreement. Millennium represents that it has furnished AHP with (a) a copy of all patent applications comprising MTPT Patent Rights and Copyrights and (b) a summary of all license agreements and options pertaining to MTPT or the MTPT Patent Rights and Copyrights and existing as of the Effective Date (collectively, the "Delivered Agreements"). By its execution and delivery of this Agreement, AHP agrees to be bound by the terms of such Delivered Agreements as are set forth on Appendix V to the extent required thereby.

        Section 17.2 Outstanding Agreements. Appendix V, which shall be modified by the Parties from time to time consistent with the provisions of this Agreement, lists all material outstanding options, licenses or agreements of any kind between either Party and any third party relating to the rights and licenses granted hereunder.

        Section 17.3. Consents. All necessary consents, approvals and authorizations of all government authorities and other persons required to be obtained by either Party in connection with execution, delivery and performance of this Agreement have been and shall be obtained.

        Section 17.4. No Conflict. Notwithstanding anything to the contrary in this Agreement, the execution and delivery of this Agreement and the performance of each Party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations and (b) do not and shall not conflict with, violate or breach or constitute a default or require any consent under, any contractual obligation of such Party, including any obligations or duties arising under any of the agreements listed on Appendix VI hereof.

        Section 17.5. Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be, deemed to be for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under
Section 101(35A) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Upon the bankruptcy of either Party, the non-bankrupt Party shall further be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party. Notwithstanding the foregoing, if source code to any MTPT Software is held in escrow pursuant to the terms of any agreement related thereto and Millennium is the bankrupt Party, Millennium shall have the right to continue to fulfill any support obligations with respect to such MTPT Software until the termination or expiration of this Agreement in order to prevent any source code from being released from escrow for so long as Millennium continues to fulfill such support obligations.

        Section 17.6. Knowledge of Pending or Threatened Litigation. Each Party represents and warrants to the other that it is not aware of any pending or threatened litigation (and has not received any communication) which alleges that such Party's activities to date have violated, or by conducting its business in compliance with this Agreement such Party would violate, any of the intellectual property rights of any other person. To the best of each Party's knowledge, there is no material unauthorized use, infringement or misappropriation of any of its intellectual property rights licensed hereunder to the other Party.

        Section 17.7. Employee Obligations. Each Party represents and warrants that all of its employees, officers, and consultants have executed agreements or have existing obligations under law requiring, in the case of employees and officers, assignment to such Party of all inventions made during the course of and as the result of their association with such Party and obligating the individual to maintain as confidential such Party's Confidential Information as well as confidential information of a third party which such Party may receive, to the extent required to support such Party's obligations under this Agreement.

        Section 17.8. Full Disclosure. Each Party has disclosed to the other in good faith, all material information such Party believes is relevant to the subject matter of this Agreement, and to such Party's ability to observe and perform its obligations hereunder.

        Section 17.9. Compliance with Applicable Laws and Regulations. Each Party represents and warrants to the other Party that it will comply with all applicable laws and regulations in the development, manufacture and marketing of Products.

        Section 17.10. Export Controls. The Parties acknowledge that both are subject to the laws and regulations of the United States of America governing exportation of technical information, computer software, laboratory prototypes and other commodities and that the rights hereunder are contingent on compliance with all such laws and regulations. The transfer of certain technical data and commodities may require a license from the appropriate agency of the United States Government and neither Party shall export such technical data or commodities to certain foreign countries to which export restrictions apply without the prior approval of such agency.

        Section 17.11. No Warranties EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND PARTICULARLY THAT PRODUCTS WILL BE SUCCESSFULLY DEVELOPED HEREUNDER, AND IF DEVELOPED, WILL HAVE COMMERCIAL UTILITY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                  Article XVIII

                              Public Announcements

        Any announcements or similar publicity with respect to the execution of this Agreement shall be agreed between the Parties in advance of such announcement. AHP understands that this Agreement and Millennium's efforts hereunder are likely to be of significant interest to investors, analysts and others, and Millennium therefore intends to make such public announcements with respect thereto. Millennium agrees that any such announcement will not contain confidential business or technical information and, if disclosure of confidential business or technical information is required by law or regulation, will redact if permissible by such law or regulation, or otherwise make reasonable efforts to minimize such disclosure and obtain confidential treatment for any such information which is disclosed to a governmental agency or group. Each Party agrees to provide to the other Party a copy of any public announcement as soon as reasonably practicable under the circumstances prior to its scheduled release. Each Party shall have the right to expeditiously review and recommend changes to any announcement regarding this Agreement or any studies carried out under this Agreement. Except as otherwise required by law, the Party whose press release has been reviewed shall consider in good faith the removal of any information the reviewing Party reasonably deems to be inappropriate for disclosure.

                                  Article XVIX

                             Additional Agreements

        Section 19.1. Independent Contractors. It is understood and agreed that the relationship between the Parties hereunder is that of independent contractors and that nothing in this Agreement shall be construed as authorization for either AHP or Millennium to act as agent for the other. Members of the TPT JMT and the Steering Committee shall be, and shall remain, employees of Millennium or AHP, as the case may be. Neither Party shall incur any liability for any act or failure to act by members of the TPT JMT and the Steering Committee who are employees of the other Party.

        Section 19.2. Consents Not Unreasonably Withheld. Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld, and whenever in this Agreement provisions are made for one Party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised.

        Section 19.3. No Strict Construction. This Agreement has been prepared jointly and shall not be strictly construed against either Party.

        Section 19.4. Headings. The captions or headings of the Sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.

        Section 19.5. Severance of Clauses. Each Party agrees that, should any provision of this Agreement be determined by a court of competent jurisdiction to violate or contravene any applicable law or policy, such provision will be severed or modified by the court to the extent necessary to comply with the applicable law or policy, and such modified provision and the remainder of the provisions hereof will continue in full force and effect.

        Section 19.6. No Waiver. The waiver of a breach hereunder may be effected only by a writing signed by the waiving Party and shall not constitute a waiver of any other breach.

        Section 19.7. Coordination With Bioinformatics Access and License Agreement. Notwithstanding any of the terms of this Agreement to the contrary, to the extent that any of the terms of this Agreement with regard to MTPT Software (other than terms regarding payment) would, absent this Agreement, be controlled by the terms of the Bioinformatics Access and License Agreement between the Parties hereto that became effective on even date herewith, such terms shall, until the termination or expiration of such Bioinformatics Access and License Agreement, be determined and paid in compliance with such Bioinformatics Access and License Agreement.

        Section 19.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of such together shall constitute one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Agreement is executed this ___ day of July, 1996, to be effective as of the Effective Date.

WYETH-AYERST RESEARCH DIVISION OF       MILLENNIUM
AMERICAN HOME PRODUCTS CORPORATION      PHARMACEUTICALS, INC.



______________________________         ______________________________
                                       Steven H. Holtzman


______________________________         ______________________________
Title                                  Chief Business Officer


______________________________         ______________________________
Date                                   Date

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EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


                                   APPENDIX I


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EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


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
CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


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                                     - 48 -

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                  APPENDIX II


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                                     - 49 -

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EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


                                  APPENDIX III


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
CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                  APPENDIX IV


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                                     - 51 -

                                   APPENDIX V

                     (referenced in Sections 17.1 and 17.2)

Millennium - Site Licensing Agreement III dated May 15, 1995 by and between
      Millennium and the Dana-Farber Cancer Institute, Inc.

AHP - to be provided to Millennium with respect to and upon delivery of Consideration pursuant to Article III, as appropriate.

                                  APPENDIX VI


Designated Contact Persons (referenced in Section 2.8)

     Millennium: to be provided to AHP within 30 days of the Effective Date.

     AHP: to be provided to Millennium within 30 days of the Effective Date.

                                     - 53 -